UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2020

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14989	25-1723342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive, Suite 700	15219
Pittsburgh, Pennsylvania	(Zip Code)
(Address of principal executive offices)

(412) 454-2200
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, par value $0.01 per share	WCC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Notes Offering

On May 26, 2020, WESCO International, Inc. (the “Company”) announced that its wholly owned subsidiary, WESCO Distribution, Inc. (the “Issuer”), intends to offer (the “Offering”) to eligible purchasers, subject to market and other conditions, $1,825 million aggregate principal amount of senior notes due 2025 and $1,000 million aggregate principal amount of senior notes due 2028 (collectively, the “Notes”).

The Company intends to use the net proceeds from this Offering, together with borrowings under its new and existing credit facilities and existing cash on hand, to finance the previously announced merger (the “Merger”) of WESCO and Anixter International Inc. (“Anixter”) and the other transactions contemplated by the Agreement and Plan of Merger, dated as of January 10, 2020 (the “Merger Agreement”), by and among the Company, Anixter and Warrior Merger Sub, Inc., including (i) paying the cash portion of the Merger consideration to stockholders of Anixter, (ii) refinancing certain existing indebtedness of Anixter contemplated by the Merger Agreement, including financing the satisfaction and discharge, defeasance, redemption or other repayment in full of the 5.125% Senior Notes due 2021 of Anixter Inc., a wholly owned subsidiary of Anixter, financing payments in connection with the consent solicitations and tender offers in respect of Anixter Inc.’s 5.50% Senior Notes due 2023 and Anixter Inc.’s 6.00% Senior Notes due 2025, (iii) refinancing other indebtedness of the Company, and (iv) paying the fees, costs and expenses in connection with the foregoing. The Notes will be unsecured and unsubordinated obligations of the Issuer and will be guaranteed on an unsecured, unsubordinated basis by the Company and, promptly following the consummation of the Merger, Anixter Inc.

A copy of the press release announcing the launch of the Offering is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

This Current Report on Form 8-K does not and will not constitute an offer to sell, or the solicitation of an offer to buy, the Notes or any other securities, nor will there be any sale of the Notes or any other securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful. Any offer will be made only by means of a private offering memorandum.

The Notes of each series and related guarantees will be offered only to qualified institutional buyers under Rule 144A of the Securities Act of 1933 as amended (the “Securities Act”), and to non-U.S. persons in transactions outside the United States under Regulation S of the Securities Act. The Notes of each series have not been, and will not be, registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

Item 7.01.	Regulation FD Disclosures.

Updates in Connection with the Offering

In connection with the Offering, the Company and the Issuer are providing an update regarding the impact of the COVID-19 pandemic on the Company’s financial performance since the release of its financial results for the first quarter of 2020. Based on the Company’s preliminary estimates, the impact of COVID-19 was the primary factor contributing to an approximately 17% decline in net sales (16% decline in organic sales) for April 2020 as compared to net sales for April 2019. Similarly, the impact of COVID-19 was the primary factor contributing to an approximately 16% decline in sales for the period from May 1, 2020 through May 21, 2020 as compared to sales for the period from May 1, 2019 through May 21, 2019. However, the Company’s backlog as of April 30, 2020 increased approximately 4% as compared to as of March 31, 2020, resulting in the highest backlog in the Company’s history. Additionally, sales from May 1, 2020 through May 21, 2020 increased approximately 3% as compared to the period from April 1, 2020 through April 21, 2020. Liquidity remains strong as cash collections and bad debt experience continue to be in line with historical results.

In addition, the Company and the Issuer have disclosed that the Merger had been approved under the antitrust laws of Chile.

Financial Information

In connection with the Offering, the Company and the Issuer have updated the unaudited pro forma condensed combined financial information (i) as of March 31, 2020, (ii) for the three-month period ended March 31, 2020, (iii) for the year ended December 31, 2019 and (iv) for the twelve-month period ended March 31, 2020, as well as explanatory notes thereto (collectively, the “Unaudited Pro Forma Condensed Combined Financial Information”). The Unaudited Pro Forma Condensed Combined Financial Information is derived from the audited historical financial statements of the Company and its consolidated subsidiaries and of Anixter and its consolidated subsidiaries and from the unaudited historical financial statements of the Company and its consolidated subsidiaries and of Anixter and its consolidated subsidiaries, and adjusted to give effect to the Offering, the Merger and the related financing transactions (collectively, the “Transactions”).

The pro forma adjustments are preliminary and have been made solely for informational purposes. As a result, the Unaudited Pro Forma Condensed Combined Financial Information is not intended to represent and does not purport to be indicative of what the combined company financial condition or results of operations would have been had the Transactions occurred at an earlier date. In addition, the Unaudited Pro Forma Condensed Combined Financial Information does not purport to project the future financial condition and results of operations of the combined company. The actual results of the combined company may differ significantly from those reflected in the Unaudited Pro Forma Condensed Combined Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Information is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated in this Item 7.01 by reference. The information furnished pursuant to this Item 7.01, including Exhibits 99.2, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Upon completion of the Offering, the Company expects to update the unaudited pro forma condensed combined financial information furnished as Exhibit 99.2 hereto, to give effect to the terms of the Offering, and will file that updated unaudited pro forma condensed combined financial information on a Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 26, 2020 by WESCO International, Inc.
99.2	Unaudited Pro Forma Condensed Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These forward-looking statements are identified by words such as anticipate, plan, believe, estimate, intend, expect, project, will and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of WESCO’s management as well as assumptions made by, and information currently available to, WESCO’s management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of WESCO’s and WESCO’s management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Certain of these risks are set forth in WESCO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, WESCO’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, as well as WESCO’s other reports filed with the U.S. Securities and Exchange Commission.

These risks, uncertainties and assumptions also include the impact of natural disasters, health epidemics and other outbreaks, especially the outbreak of COVID-19 since December 2019, which may have a material adverse effect on WESCO, Anixter or the combined company’s business, results of operations and financial condition, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Merger that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of WESCO’s common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of WESCO or Anixter to retain customers and retain and hire key personnel and maintain relationships with their suppliers, customers and other business relationships and on their operating results and businesses generally, the risk that the pending proposed transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits, the risk that leverage of the combined company may be higher than anticipated and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond WESCO’s control.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the Merger, on each of March 4, 2020 and March 9, 2020, WESCO filed with the SEC an amendment to the registration statement originally filed on February 7, 2020, which includes a prospectus of WESCO and a proxy statement of Anixter, and each party will file other documents regarding the proposed transaction with the SEC. The registration statement was declared effective by the SEC on March 11, 2020 and the proxy statement/prospectus has been mailed to Anixter’s stockholders. INVESTORS AND SECURITY HOLDERS OF WESCO AND ANIXTER ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WESCO, ANIXTER AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and other documents filed with the SEC by WESCO or Anixter through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by WESCO will be available free of charge on WESCO’s website at http://wesco.investorroom.com/sec-filings and copies of the documents filed with the SEC by Anixter will be available free of charge on Anixter's website at http://investors.anixter.com/financials/sec-filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)
May 26, 2020	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Senior Vice President and Chief Financial Officer